SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 4, 2000
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                            333-94523                     25-1824149
--------                            ---------                     ----------
(State or Other Juris-             (Commission              (I.R.S. Employer
diction of Incorporation)         File Number)           Identification No.)


    500 Hyde Park, Doylestown, Pennsylvania                     18901
    ---------------------------------------                     -----
    (Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code:(215) 345-6600
                                                   --------------








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                                       -2-

Item 5.  Other Events.
         ------------

                  On or about May 8, 2000, the Registrant will cause the issuance and sale of approximately $ 278,500,000 initial principal amount of Asset-Backed Notes, Series 2000-1, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (the "Notes") pursuant to an Amended and Restated Indenture to be dated as of December 1, 1999, among DVI Receivables XI, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Trustee.

                  In connection with the sale of the Notes, the Registrant has been advised by Prudential Securities Incorporated, Lehman Brothers Inc. and Banc One Capital Markets, Inc. (the "Underwriters") that Prudential Securities Incorporated has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-94523, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 8 pages (the "Computational Materials") that appear after the Form SE cover sheet. THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  In addition, the actual characteristics and performance of the contracts underlying the Notes (the "Contracts") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Contracts will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Notes.


Item 7.           Financial Statements, PRO FORMA Financial Information and
         Exhibits

         (a)      Financial Statements.
                  --------------------




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                                       -3-

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                        ITEM 601(A) OF
                        REGULATION S-K
EXHIBIT NO.             EXHIBIT NO.                       DESCRIPTION
-----------             -----------                       -----------
      1                       99                 Computational Materials





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    DVI RECEIVABLES CORP. VIII

                                    By: /s/ Lisa J. Cruikshank
                                       ----------------------------
                                    Name:   Lisa J. Cruikshank
                                    Title:  Vice President




Dated: April 28, 2000



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                                  EXHIBIT INDEX


               Item 601 (a) of     Sequentially
  Exhibit      Regulation S-K      Numbered
  Number       Exhibit No.         Description                   Page
  ------       -----------         -----------                   ----

  1                 99          Computational Materials         Filed
                                                                Manually